EXHIBIT 21.1
SUBSIDIARIES OF NRG ENERGY, INC.

Entity Name	Jurisdiction
3279405 Nova Scotia Company	Canada
3283764 Nova Scotia Company	Canada
7549709 Canada Inc.	Canada
7644868 Canada Inc.	Canada
7711565 Canada Inc.	Canada
AC Solar Holdings LLC	Delaware
Ace Energy, Inc.	New York
Adams Community Solar Garden I LLC	Colorado
Adams Community Solar Garden II LLC	Colorado
Adams Community Solar Garden III LLC	Colorado
Adams Community Solar Gardens LLC	Colorado
Agua Caliente Borrower 1 LLC	Delaware
Agua Caliente Borrower 2 LLC	Delaware
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Allied Home Warranty GP LLC	Delaware
Allied Warranty LLC	Texas
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Vista SunTower, LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware
Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind X-XI TE Holdco LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Arapahoe Community Solar Garden I LLC	Colorado
Arthur Kill Gas Turbines LLC	Delaware
Arthur Kill Power LLC	Delaware

Astoria Gas Turbine Power LLC	Delaware
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Bashaw Solar 1, LLC	Delaware
Bayou Cove Peaking Power, LLC	Delaware
Beheer-en Beleggingsmaatschappij Plogema B.V.	Netherlands
Belter Holdco LLC	Delaware
Berrians I Gas Turbine Power LLC	Delaware
BETM de México, S. de R.L. de C.V.	Mexico
BETM MX US LLC	Delaware
BidURenergy, Inc.	New York
Big Cajun I Peaking Power LLC	Delaware
Big Cajun II Unit 4 LLC	Delaware
Big Lake Holdco LLC	Delaware
Black Cat Road Solar, LLC	Delaware
Bluestone Solar, LLC	Delaware
Bluewater Wind Delaware LLC	Delaware
Bluewater Wind Maryland LLC	Delaware
Bluewater Wind New Jersey Energy LLC	Delaware
Boquillas Wind, LLC	Delaware
Boston Energy Trading and Marketing LLC	California
Broken Bow Wind, LLC	Delaware
Brook Street Solar 1, LLC	Delaware
Buckthorn Holdings, LLC	Delaware
Buckthorn Renewables, LLC	Delaware
Buckthorn Solar Portfolio, LLC	Delaware
Buckthorn Westex, LLC	Delaware
Buckthom Wind Class B Holdco LLC	Delaware
Buckthom Wind Pledgor LLC	Delaware
Buckthorn Wind Project, LLC	Delaware
Buckthom Wind Tax Equity Holdco LLC	Delaware
Buffalo Bear, LLC	Oklahoma
Bullock Road Solar 1, LLC	Delaware
BWC Swan Pond River, LLC	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
California Jupiter, LLC	Delaware
Camino Energy, LLC	California
Canal West LLC	Delaware
Capistrano Wind Holdings, Inc.	Delaware
Capistrano Wind II, LLC	Delaware
Capistrano Wind Partners, LLC	Delaware
Capistrano Wind, LLC	Delaware
Carbon Management Solutions LLC	Delaware
Caresale Services Limited	United Kingdom
Carlsbad Energy Center LLC	Delaware
Carlsbad Energy Holdings LLC	Delaware
Cedro Hill Wind LLC	Delaware
Center St Solar 1, LLC	Delaware
Cheng Power Systems, Inc.	Delaware

Chester Energy, LLC	California
Chickahominy River Energy Corp.	Virginia
Chisago Holdco LLC	Delaware
Cirro Energy Services, Inc.	Texas
Cirro Group, Inc.	Texas
Citizens Power Holdings One, LLC	Delaware
CJ Solar 2, LLC	Delaware
Clear View Acres Wind Farm, LLC	Iowa
Colorado Shared Solar I LLC	Colorado
Colorado Springs Solar Garden LLC	Colorado
Commonwealth Atlantic Power LLC	Delaware
Conemaugh Fuels, LLC	Delaware
Conemaugh Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Continental Energy, LLC	Arizona
Cottonwood Development LLC	Delaware
Cottonwood Energy Company LP	Delaware
Cottonwood Generating Partners I LLC	Delaware
Cottonwood Generating Partners II LLC	Delaware
Cottonwood Generating Partners III LLC	Delaware
Cottonwood Technology Partners LP	Delaware
Crofton Bluffs Wind, LLC	Delaware
Crosswind Transmission, LLC	Iowa
CVSR Holdco LLC	Delaware
Cy-Hawk Wind Energy, LLC	Iowa
Daggett Solar Power 1 LLC	Delaware
Daggett Solar Power 2 LLC	Delaware
Daggett Solar Power 3 LLC	Delaware
Delaware Power Development LLC	Delaware
Denver Community Solar Garden I LLC	Colorado
Denver Community Solar Garden II LLC	Colorado
Desert Sunlight 250, LLC	Delaware
Desert Sunlight 300, LLC	Delaware
Desert Sunlight Holdings LLC	Delaware
Desert Sunlight Investment Holdings, LLC	Delaware
Devon Power LLC	Delaware
Dodge Holdco LLC	Delaware
Doga Enerji Uretim Sanayi ve Ticaret Limited Sirketi	Turkey
Doga Isi Satis Hizmetleri Ticaret Limited Sirketi	Turkey
Doga Isletme ve Bakim Ticaret Limited Sirketi	Turkey
Dunkirk Gas Corporation	New York
Dunkirk Power LLC	Delaware
Eagle View Acres Wind Farm, LLC	Iowa
Eastern Sierra Energy Company LLC	California
Ecokap Power LLC	Delaware
EHI Development Fund, LLC	California
El Mirage Energy, LLC	Arizona
El Segundo Energy Center II LLC	Delaware
El Segundo Energy Center LLC	Delaware
El Segundo Power II LLC	Delaware

El Segundo Power, LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Elk Lake Wind Farm, LLC	Iowa
Elkhorn Ridge Wind II, LLC	Delaware
Elkhorn Ridge Wind, LLC	Delaware
EME Eastern Holdings, LLC	Delaware
EME Investments II, LLC	Delaware
EME Investments, LLC	Delaware
EME Southwest Power, LLC	Delaware
EME UK International, LLC	Delaware
Energy Alternatives Wholesale, LLC	Delaware
Energy Choice Solutions LLC	Texas
Energy Plus Holdings LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Energy Protection Insurance Company	Vermont
Enterprise Solar, LLC	Delaware
ENVIA Energy Oklahoma City, LLC	Delaware
Escalante Solar I, LLC	Delaware
Escalante Solar II, LLC	Delaware
Escalante Solar III, LLC	Delaware
ETCAP NES CS MN 02 LLC	Delaware
eV2g LLC	Delaware
Everything Energy LLC	Delaware
EVgo Services LLC	Delaware
Farmington Holdco LLC	Delaware
Federal Road Solar 1, LLC	Delaware
Fogarty Solar, LLC	Delaware
Forest Lake Holdco LLC	Delaware
Forward Home Security, LLC	Texas
Forward WindPower LLC	Delaware
Four Brothers Capital, LLC	Delaware
Four Brothers Holdings, LLC	Delaware
Four Brothers Portfolio, LLC	Delaware
Four Brothers Solar, LLC	Delaware
Frontenac Holdco LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GCP Funding Company, LLC	Delaware
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
GenOn Americas Generation, LLC	Delaware
GenOn Americas Procurement, Inc.	Delaware
GenOn Asset Management, LLC	Delaware
GenOn Capital Inc.	Delaware
GenOn Energy Holdings, Inc.	Delaware
GenOn Energy Management, LLC	Delaware
GenOn Energy Services, LLC	Delaware
GenOn Energy, Inc.	Delaware
GenOn Fund 2001 LLC	Delaware

GenOn Holdco 1, LLC	Delaware
GenOn Holdco 2, LLC	Delaware
GenOn Holdco 3, LLC	Delaware
GenOn Holdco 4, LLC	Delaware
GenOn Holdco 5, LLC	Delaware
GenOn Holdco 6, LLC	Delaware
GenOn Holdco 7, LLC	Delaware
GenOn Holdco 8, LLC	Delaware
GenOn Holdco 9, LLC	Delaware
GenOn Holdco 10, LLC	Delaware
GenOn Key/Con Fuels, LLC	Delaware
GenOn Mid-Atlantic Development, LLC	Delaware
GenOn Mid-Atlantic, LLC	Delaware
GenOn Northeast Management Company	Pennsylvania
GenOn Power Operating Services Midwest, Inc.	Delaware
GenOn REMA Services, Inc.	Delaware
GenOn Special Procurement, Inc.	Delaware
Geostellar, Inc.	Delaware
Gladstone Power Station Joint Venture	Australia
Goal Zero Europe GmbH	Germany
Goal Zero LLC	Delaware
Goat Wind, LLC	Texas
Granite II Holding, LLC	Delaware
Granite Mountain Capital, LLC	Delaware
Granite Mountain Holdings, LLC	Delaware
Granite Mountain Renewables, LLC	Delaware
Granite Mountain Solar East, LLC	Delaware
Granite Mountain Solar West, LLC	Delaware
Granite Power Partners II, L.P.	Delaware
Green Mountain Energy Company	Delaware
Green Mountain Energy Sun Club	Delaware
Green Prairie Energy, LLC	Iowa
Greenmountain Wind, LLC	Delaware
Gregory Partners, LLC	Delaware
Gregory Power Partners LLC	Delaware
Groen Wind, LLC	Minnesota
Hanover Energy Company	California
Hardin Hilltop Wind, LLC	Iowa
Hardin Wind Energy, LLC	Iowa
High Plains Ranch II, LLC	Delaware
Highland Township Wind Farm, LLC	Iowa
HLE Solar Holdings, LLC	Delaware
HSD Solar Holdings, LLC	California
Hudson Valley Gas Corporation	New York
Huntley IGCC LLC	Delaware
Huntley Power LLC	Delaware
Hwy 14 Holdco LLC	Delaware
Independence Energy Alliance LLC	Delaware
Independence Energy Group LLC	Delaware
Independence Energy Natural Gas LLC	Delaware

Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Intellastar LLC	Delaware
Iron Springs Capital, LLC	Delaware
Iron Springs Holdings, LLC	Delaware
Iron Springs Renewables, LLC	Delaware
Iron Springs Solar, LLC	Delaware
Ivanpah Master Holdings, LLC	Delaware
Ivanpah Project I Holdings, LLC	Delaware
Ivanpah Project II Holdings, LLC	Delaware
Ivanpah Project III Holdings, LLC	Delaware
James River Power LLC	Delaware
Kaufman Cogen LP	Delaware
Kawailoa Renewables, LLC	Delaware
Kawailoa Solar Holdings, LLC	Delaware
Kawailoa Solar, LLC	Delaware
Kawailoa Solar Portfolio, LLC	Delaware
Keystone Fuels, LLC	Delaware
Keystone Power LLC	Delaware
Langford Wind Power, LLC	Texas
Lanikuhana Solar, LLC	Hawaii
Laredo Ridge Wind, LLC	Delaware
Lenape II Solar LLC	Nevada
Lindberg Field Solar 1, LLC	Delaware
Lindberg Field Solar 2, LLC	Delaware
Long Beach Generation LLC	Delaware
Long Beach Peakers LLC	Delaware
Long Beach Power LLC	Delaware
Longhorn Energy, LLC	Arizona
Lookout WindPower LLC	Delaware
Louisiana Generating LLC	Delaware
LSP-Nelson Energy, LLC	Delaware
Maplekey UK Finance Limited	United Kingdom
Maplekey UK Limited	United Kingdom
Mapleton Solar LLC	Delaware
MC Asset Recovery, LLC	Delaware
MC1 Solar Farm, LLC	North Carolina
MCM Energy Ventures, Inc.	Georgia
MEC Esenyurt B.V.	Netherlands
MEC San Pascual B.V.	Netherlands
Meriden Gas Turbines LLC	Delaware
Middletown Power LLC	Delaware
Midway-Sunset Cogeneration Company	California
Midwest Finance Company, LLC	Delaware
Midwest Generation EME, LLC	Delaware
Midwest Generation Holdings I, LLC	Delaware
Midwest Generation Holdings II, LLC	Delaware
Midwest Generation Holdings Limited	Cayman Islands
Midwest Generation Procurement Services, LLC	Delaware
Midwest Generation, LLC	Delaware

Midwest Peaker Holdings, LLC	Delaware
Mililani Land Holdings, LLC	Delaware
Minisink Solar 1, LLC	Delaware
Minisink Solar 2, LLC	Delaware
Mirant (Navotas II) Corporation	Philippines
Mirant AP Investments Limited	British Virgin Islands
Mirant Asia-Pacific Construction Limited	Hong Kong
Mirant Asia-Pacific Ventures, LLC	Delaware
Mirant Intellectual Asset Management and Marketing, LLC	Delaware
Mirant International Investments, Inc.	Delaware
Mirant Navotas Corporation	Philippines
Mirant New York Services, LLC	Delaware
Mirant Power Purchase, LLC	Delaware
Mirant Trust I	Delaware
Mirant Wrightsville Investments, Inc.	Delaware
Mirant Wrightsville Management, Inc.	Delaware
Mission Bingham Lake Wind, LLC	Delaware
Mission Del Cielo, LLC	Delaware
Mission del Sol, LLC	Delaware
Mission Energy Construction Services, LLC	California
Mission Energy Holdings International, LLC	Delaware
Mission Energy Wales, LLC	California
Mission Funding Zeta, LLC	California
Mission Iowa Wind, LLC	California
Mission Midway-Sunset Holdings, LLC	Delaware
Mission Midwest Coal, LLC	Delaware
Mission Minnesota Wind II, LLC	Delaware
Mission Minnesota Wind, LLC	Delaware
Mission Watson Holdings, LLC	Delaware
Mission Wind Boquillas, LLC	Delaware
Mission Wind Broken Bow, LLC	Delaware
Mission Wind Cedro, LLC	Delaware
Mission Wind Crofton Bluffs, LLC	Delaware
Mission Wind Laredo, LLC	Delaware
Mission Wind New Mexico II, LLC	Delaware
Mission Wind New Mexico, LLC	Delaware
Mission Wind Oklahoma, LLC	Delaware
Mission Wind Owaissa, LLC	Delaware
Mission Wind PA One, LLC	Delaware
Mission Wind PA Three, LLC	Delaware
Mission Wind PA Two, LLC	Delaware
Mission Wind Pennsylvania, LLC	Delaware
Mission Wind Pinnacle, LLC	Delaware
Mission Wind Utah, LLC	Delaware
Mission Wind Wyoming, LLC	Delaware
MNA Finance Corp.	Delaware
Monster Energy, LLC	Arizona
Montevideo Solar LLC	Delaware
Montville IGCC LLC	Delaware
Montville Power LLC	Delaware

Mount Hope Solar 1, LLC	Delaware
Mount Hope Solar 2, LLC	Delaware
Mountain Wind Power II LLC	Delaware
Mountain Wind Power, LLC	Delaware
Natural Gas Repowering LLC	Delaware
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
New Genco GP, LLC	Delaware
New Jersey Power Development LLC	Delaware
NGRID Solar 1, LLC	Delaware
NINA Construction LLC	Delaware
NINA Investments Holdings LLC	Delaware
NINA Modularization LLC	Delaware
NINA Nuclear Training LLC	Delaware
NINA Steel Investments LLC	Delaware
NINA Texas 3 LLC	Delaware
NINA Texas 4 LLC	Delaware
Northfield Holdco LLC	Delaware
Norwalk Power LLC	Delaware
NRG & EFS Distributed Solar 2 LLC	Delaware
NRG & EFS Distributed Solar LLC	Delaware
NRG 2011 Finance Holdco LLC	Delaware
NRG Acquisition Holdings Inc.	Delaware
NRG Advisory Services LLC	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Alexandria LLC	Delaware
NRG Alta Vista LLC	Delaware
NRG Americas, Inc.	Delaware
NRG Apple I LLC	Delaware
NRG Arroyo Nogales LLC	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Asset Services LLC	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Astoria Power LLC	Delaware
NRG Audrain Generating LLC	Delaware
NRG Audrain Holding LLC	Delaware
NRG Bayou Cove LLC	Delaware
NRG Berrians East Development LLC	Delaware
NRG Bluewater Holdings LLC	Delaware
NRG Bluewater Wind Massachusetts LLC	Delaware
NRG Bourbonnais Equipment LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Bowline LLC	Delaware
NRG Brazoria Energy LLC	Delaware
NRG Brazos Valley GP LLC	Delaware
NRG Brazos Valley LP LLC	Delaware
NRG Business Services LLC	Delaware
NRG CA Fund LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware

NRG Cadillac Inc.		Delaware
NRG Cadillac Operations Inc.		Delaware
NRG California North LLC		Delaware
NRG California Peaker Operations LLC		Delaware
NRG California South GP LLC		Delaware
NRG California South LP		Delaware
NRG Canal 3 Development LLC		Delaware
NRG Canal LLC		Delaware
NRG Capital II LLC		Delaware
NRG Carbon 360 LLC		Delaware
NRG Cedar Bayou Development Company, LLC		Delaware
NRG Chalk Point CT LLC		Delaware
NRG Chalk Point LLC		Delaware
NRG Chestnut Borrower LLC		Delaware
NRG Chestnut Class B LLC	D	Delaware
NRG Chestnut Fund LLC		Delaware
NRG Chestnut Fund Sub LLC		Delaware
NRG Chestnut NYGB LLC		Delaware
NRG Chino MCK LLC		Delaware
NRG CleanTech Investments LLC		Delaware
NRG Clearfield Pipeline Company LLC		Delaware
NRG Coal Development Company LLC		Delaware
NRG ComLease LLC		Delaware
NRG Common Stock Finance I LLC		Delaware
NRG Common Stock Finance II LLC		Delaware
NRG Community Host LLC		Delaware
NRG Community Solar LLC		Delaware
NRG Connected Home LLC		Delaware
NRG Connecticut Affiliate Services Inc.		Delaware
NRG Connecticut Peaking Development LLC		Delaware
NRG Construction LLC		Delaware
NRG Curtailment Solutions, Inc.		New York
NRG Curtailment Solutions Canada, Inc.		British Columbia
NRG Delta LLC		Delaware
NRG Development Company Inc.		Delaware
NRG Devon Operations Inc.		Delaware
NRG DG Berkeley Rec LLC		Delaware
NRG DG Berkeley Village LLC		Delaware
NRG DG Central East LLC		Delaware
NRG DG Central West LLC		Delaware
NRG DG Contra Costa Operations LLC		Delaware
NRG DG Contra Costa Waste LLC		Delaware
NRG DG Crystal Spring LLC		Delaware
NRG DG Development LLC		Delaware
NRG DG Dighton LLC		Delaware
NRG DG Foxborough Elm LLC		Delaware
NRG DG Foxborough Landfill LLC		Delaware
NRG DG Grantland LLC		Delaware
NRG DG Haverhill LLC		Delaware
NRG DG Imperial Admin LLC		Delaware

NRG DG Imperial Building LLC	Delaware
NRG DG Lakeland LLC	Delaware
NRG DG Lathrop Louise LLC	Delaware
NRG DG Lincoln Middle LLC	Delaware
NRG DG Marathon LLC	Delaware
NRG DG Rosedale Elementary LLC	Delaware
NRG DG Rosedale Middle LLC	Delaware
NRG DG San Joaquin LLC	Delaware
NRG DG Solar Louisiana LLC	Delaware
NRG DG Tufts Knoll LLC	Delaware
NRG DG Tufts Science LLC	Delaware
NRG DG Washington Middle LLC	Delaware
NRG DG Webster LLC	Delaware
NRG dGen Advisory Services LLC	Delaware
NRG DGPV 1 LLC	Delaware
NRG DGPV 2 LLC	Delaware
NRG DGPV 3 LLC	Delaware
NRG DGPV 4 Borrower LLC	Delaware
NRG DGPV 4 LLC	Delaware
NRG DGPV Fund 1 LLC	Delaware
NRG DGPV Fund 2 HoldCo A LLC	Delaware
NRG DGPV Fund 2 HoldCo B LLC	Delaware
NRG DGPV Fund 2 LLC	Delaware
NRG DGPV Fund 4 LLC	Delaware
NRG DGPV Fund 4 Sub LLC	Delaware
NRG DGPV Holdco 1 LLC	Delaware
NRG DGPV HoldCo 2 LLC	Delaware
NRG DGPV HoldCo 3 LLC	Delaware
NRG DG Solar Louisiana LLC	Delaware
NRG Dispatch Services LLC	Delaware
NRG Distributed Energy Resources Holdings LLC	Delaware
NRG Distributed Generation PR LLC	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG ECA Pipeline LLC	Delaware
NRG ECOKAP Holdings LLC	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Elkhorn Holdings LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Eagles LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Omaha Holdings LLC	Delaware
NRG Energy Center Omaha LLC	Delaware
NRG Energy Center Oxnard LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Princeton LLC	Delaware

NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Energy Efficiency-L LLC	Delaware
NRG Energy Fuel LLC	California
NRG Energy Fuel Services LLC	Delaware
NRG Energy Gas & Wind Holdings, Inc.	Delaware
NRG Energy Holdings II, Inc.	Delaware
NRG Energy Holdings Inc.	Delaware
NRG Energy Labor Services LLC	Delaware
NRG Energy Petroleum LLC	California
NRG Energy Services Group LLC	Delaware
NRG Energy Services International Inc.	Delaware
NRG Energy Services LLC	Delaware
NRG Equipment Company LLC	Nevada
NRG ESA Joint Development LLC	Delaware
NRG First Power Holdings I	United Kingdom
NRG First Power Holdings II	United Kingdom
NRG Florida GP, LLC	Delaware
NRG Florida LP	Delaware
NRG Fuel Cell CA1 LLC	Delaware
NRG Fuel Resources LLC	Delaware
NRG Fuel Transportation LLC	Delaware
NRG Gas Development Company, LLC	Delaware
NRG Generation Holdings, Inc.	Delaware
NRG Gibbons Road LLC	Delaware
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Golden Puma Fund LLC	Delaware
NRG Golden Puma Revolve LLC	Delaware
NRG Granite Acquisition LLC	Delaware
NRG Greenco Holdings LLC	Delaware
NRG Greenco LLC	Delaware
NRG GTL Holdings LLC	Delaware
NRG Harrisburg Cooling LLC	Delaware
NRG Holding Leasing Vehicle 7 LLC	Delaware
NRG Home & Business Solutions LLC	Delaware
NRG Home Services LLC	Texas
NRG Home Solutions LLC	Delaware
NRG Home Solutions Product LLC	Delaware
NRG Homer City Services LLC	Delaware
NRG HQ DG LLC	Delaware
NRG Huntington Beach LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Identity Protect LLC	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG Independence Solar LLC	Delaware
NRG International II Inc.	Delaware
NRG International III Inc.	Delaware

NRG International LLC		Delaware
NRG Kaufman LLC		Delaware
NRG Latin America Inc.		Delaware
NRG Lease Co, LLC		Delaware
NRG Lease Development LLC		Delaware
NRG Limestone 3, LLC		Delaware
NRG Lovett Development I LLC		Delaware
NRG Lovett LLC		Delaware
NRG MA Community LLC		Delaware
NRG Maintenance Services LLC		Delaware
NRG Marsh Landing Holdings LLC		Delaware
NRG Marsh Landing LLC		Delaware
NRG MD Ash Management LLC		Delaware
NRG Mesquite LLC		Delaware
NRG Mextrans Inc.		Delaware
NRG MidAtlantic Affiliate Services Inc.		Delaware
NRG MidCon Development LLC	D	Delaware
NRG Middletown Operations Inc.		Delaware
NRG Midwest Holdings LLC		Delaware
NRG Midwest II LLC		Delaware
NRG MN Community LLC		Delaware
NRG Montville Operations Inc.		Delaware
NRG NE Development LLC		Delaware
NRG Nelson Turbines LLC		Delaware
NRG NewGen LLC		Delaware
NRG New Roads Holdings LLC		Delaware
NRG New York LLC		Delaware
NRG North America LLC		Delaware
NRG North Central Operations Inc.		Delaware
NRG Northeast Affiliate Services Inc.		Delaware
NRG Northeast Generation, Inc.		Delaware
NRG Northeast Holdings, Inc.		Delaware
NRG Norwalk Harbor Operations Inc.		Delaware
NRG NY Community LLC		Delaware
NRG Oahu Solar Holdings, LLC		Delaware
NRG Oahu Solar, LLC		Delaware
NRG Ohio Pipeline Company LLC		Delaware
NRG Operating Services, Inc.		Delaware
NRG Oswego Harbor Power Operations Inc.		Delaware
NRG PacGen Inc.		Delaware
NRG PC Dinuba LLC		Delaware
NRG Peaker Finance Company LLC		Delaware
NRG Pennsylvania Pipeline Company LLC		Delaware
NRG Piney Point LLC		Delaware
NRG Portable Power LLC		Delaware
NRG Potomac River LLC		Delaware
NRG Potrero Development LLC		Delaware
NRG Potrero LLC		Delaware
NRG Power Generation Assets LLC		Delaware
NRG Power Generation LLC		Delaware

NRG Power Marketing LLC	Delaware
NRG Power Midwest GP LLC	Delaware
NRG Power Midwest LP	Delaware
NRG Procurement Company LLC	Nevada
NRG Project Company LLC	Delaware
NRG Puma Class B LLC	Delaware
NRG Reliability Solutions LLC	Delaware
NRG REMA LLC	Delaware
NRG Renew 365 LLC	Delaware
NRG Renew 366 LLC	Delaware
NRG Renew Africa Proprietary Limited	Republic of South Africa
NRG Renew Canal 1 LLC	Delaware
NRG Renew DG Holdings LLC	Delaware
NRG Renew GB LLC	Delaware
NRG Renew Investments (PTY) Ltd.	Republic of South Africa
NRG Renew KP 2 LLC	Delaware
NRG Renew KP LLC	Delaware
NRG Renew LLC	Delaware
NRG Renew Operation & Maintenance LLC	California
NRG Renew Spark 2 LLC	Delaware
NRG Renewables LLC	Delaware
NRG Renter's Protection LLC	Delaware
NRG Repowering Holdings LLC	Delaware
NRG Residential Solar Solutions Leasing II LLC	Delaware
NRG Residential Solar Solutions LLC	Delaware
NRG Retail Charitable Foundation	Delaware
NRG Retail LLC	Delaware
NRG Retail Northeast LLC	Delaware
NRG Revolve LLC	Delaware
NRG Robin MCK LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Rockford Equipment II LLC	Illinois
NRG Rockford Equipment LLC	Illinois
NRG RPV 1 LLC	Delaware
NRG RPV 2 LLC	Delaware
NRG RPV Fund 11 LLC	Delaware
NRG RPV Fund 12 LLC	Delaware
NRG RPV Fund 13 LLC	Delaware
NRG RPV HoldCo 1 LLC	Delaware
NRG Runway Holdings LLC	Delaware
NRG Sabine (Delaware), Inc.	Delaware
NRG Sabine (Texas), Inc.	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG San Gabriel Power Generation LLC	Delaware
NRG Security LLC	Delaware
NRG Services Corporation	Delaware
NRG Sherbino LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Apple LLC	Delaware

NRG Solar Arrowhead LLC	Delaware
NRG Solar Asset Management LLC	Delaware
NRG Solar AV Holdco LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Big Break LLC	Delaware
NRG Solar Blythe II LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Borrego Holdco LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar Community 1 LLC	Delaware
NRG Solar Community Holdco LLC	Delaware
NRG Solar CSD LLC	Delaware
NRG Solar CVSR Holdings 2 LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Dandan LLC	Guam
NRG Solar Desert Center II LLC	Delaware
NRG Solar Desert Center LLC	Delaware
NRG Solar DG LLC	Delaware
NRG Solar GC LLC	Delaware
NRG Solar Guam LLC	Delaware
NRG Solar Hagerstown LLC	Delaware
NRG Solar Iguana LLC	Delaware
NRG Solar Ivanpah LLC	Delaware
NRG Solar Kansas South Holdings LLC	Delaware
NRG Solar Kansas South LLC	Delaware
NRG Solar Las Vegas MB 1 LLC	Delaware
NRG Solar Las Vegas MB 2 LLC	Delaware
NRG Solar Mayfair LLC	Delaware
NRG Solar Mule LLC	Delaware
NRG Solar Oasis LLC	Delaware
NRG Solar Pittsburg LLC	Delaware
NRG Solar PV LLC	Delaware
NRG Solar Ring LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG Solar SC Stadium LLC	Delaware
NRG Solar Star LLC	Delaware
NRG Solar Sunora LLC	Delaware
NRG Solar Sunrise LLC	Delaware
NRG Solar Tabernacle LLC	Delaware
NRG Solar Ventures LLC	Delaware
NRG Solar Vienna LLC	Delaware
NRG Solar Warren LLC	Delaware
NRG Solar Wauwinet LLC	Delaware
NRG Solar West Shaft LLC	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Generating LLC	Delaware
NRG South Central Operations Inc.	Delaware
NRG South Texas LP	Texas
NRG South Trent Holdings LLC	Delaware

NRG Sterlington Power LLC	Delaware
NRG Storage on Demand NY LLC	Delaware
NRG SunCap Leasing I LLC	Delaware
NRG Tank Farm LLC	Delaware
NRG Telogia Power LLC	Delaware
NRG Texas C&I Supply LLC	Delaware
NRG Texas Gregory LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG Thermal LLC	Delaware
NRG Thermal Solar LLC	Delaware
NRG Trading Advisors LLC	Delaware
NRG Transmission Holdings LLC	Delaware
NRG ULC Parent, Inc.	Delaware
NRG Victoria I Pty Ltd	Australia
NRG Waiawa Solar, LLC	Delaware
NRG Walnut Creek II, LLC	Delaware
NRG Walnut Creek, LLC	Delaware
NRG Warranty Services LLC	Delaware
NRG West Coast LLC	Delaware
NRG West Holdings LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Wholesale Generation GP LLC	Delaware
NRG Wholesale Generation LP	Delaware
NRG Willow Pass LLC	Delaware
NRG Wind Development Company, LLC	Delaware
NRG Wind Force LLC	Delaware
NRG Wind LLC	Delaware
NRG Wind TE Holdco LLC	Delaware
NRG Yield DGPV Holding LLC	Delaware
NRG Yield LLC	Delaware
NRG Yield AC Solar Holdings LLC	Delaware
NRG Yield CVSR Holdings LLC	Delaware
NRG Yield Operating LLC	Delaware
NRG Yield RPV Holding LLC	Delaware
NRG Yield, Inc.	Delaware
NRG Yield Utah Solar Holdings LLC	Delaware
NRGenerating German Holdings GmbH	Switzerland
NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
NS Smith, LLC	Delaware
Nuclear Innovation North America Investments LLC	Delaware
Nuclear Innovation North America LLC	Delaware
NYLD Fuel Cell Holdings LLC	Delaware
Oahu Renewables, LLC	Delaware
O'Brien Cogeneration, Inc. II	Delaware
OC Solar 2010, LLC	California

Odin Wind Farm LLC	Minnesota
Old Westminster Solar 1, LLC	Delaware
Old Westminster Solar 2, LLC	Delaware
One Block Off The Grid, Inc.	Delaware
ONSITE Energy, Inc.	Oregon
Orion Power New York GP, Inc.	Delaware
Orion Power New York LP, LLC	Delaware
Orion Power New York, LP	Delaware
Osakis Solar LLC	Delaware
Oswego Harbor Power LLC	Delaware
OWF Eight, LLC	Minnesota
OWF Five, LLC	Minnesota
OWF Four, LLC	Minnesota
OWF One, LLC	Minnesota
OWF Seven, LLC	Minnesota
OWF Six, LLC	Minnesota
OWF Three, LLC	Minnesota
OWF Two, LLC	Minnesota
Pacific Generation Company	Oregon
Palo Alto County Wind Farm, LLC	Iowa
Patriot Wind Class B LLC	Delaware
Patriot Wind Farm, LLC	Delaware
Patriot Wind Holdings LLC	Delaware
Patriot Wind Seller LLC	Delaware
Patriot Wind TE Holdco LLC	Delaware
PESD Energy, LLC	Arizona
Petra Nova CCS I LLC	Delaware
Petra Nova Holdings LLC	Delaware
Petra Nova LLC	Delaware
Petra Nova Parish Holdings LLC	Delaware
Petra Nova Power I LLC	Delaware
Pikes Peak Solar Garden I LLC	Colorado
Pine Island Holdco LLC	Delaware
Pinnacle Wind, LLC	Delaware
PM Solar Holdings, LLC	California
Pond Road Solar, LLC	Delaware
Portfolio Solar I, LLC	Delaware
Poverty Ridge Wind, LLC	Iowa
Pure Energies Group ULC	Nova Scotia
Pure Energies Installation Inc.	Delaware
Pure Energies Solar Services Inc.	Ontario
Pure Group, Inc.	California
Rattlesnake Flat, LLC	Delaware
RDI Consulting, LLC	Delaware
Redbrook Solar 1, LLC	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
Renew IL Community LLC	Delaware

Renew Solar ABC Sacramento LLC	Delaware
Renew Solar VMC LLC	Delaware
Renewables Construction LLC	Delaware
RERH Holdings, LLC	Delaware
Restoration Design LLC	New Jersey
Roof Diagnostics Solar and Electric LLC	New Jersey
Roof Diagnostics Solar and Electric of Connecticut, LLC	Connecticut
Roof Diagnostics Solar and Electric of NY, LLC	New York
Roof Diagnostics Solar Holdings LLC	Delaware
Roof Diagnostics Solar of Mass., LLC	Massachusetts
Rosamond Renewables, LLC	Delaware
Rosamond Solar Holdings, LLC	Delaware
Rosamond Solar Portfolio, LLC	Delaware
RRI Energy Broadband, Inc.	Delaware
RRI Energy Channelview (Delaware) LLC	Delaware
RRI Energy Channelview (Texas) LLC	Delaware
RRI Energy Channelview LP	Delaware
RRI Energy Channelview, LLC	Delaware
RRI Energy Communications, Inc.	Delaware
RRI Energy Services Channelview, LLC	Delaware
RRI Energy Services Desert Basin, LLC	Delaware
RRI Energy Services, LLC	Delaware
RRI Energy Solutions East, LLC	Delaware
RRI Energy Trading Exchange, Inc.	Delaware
RRI Energy Ventures, Inc.	Delaware
Saguaro Power Company, a Limited Partnership	California
Saguaro Power LLC	Delaware
San Gabriel Energy, LLC	California
San Joaquin Energy, LLC	California
San Juan Energy, LLC	California
San Juan Mesa Investments, LLC	Delaware
San Juan Mesa Wind Project, LLC	Delaware
San Pascual Cogeneration Company International B.V.	Netherlands
Sand Drag LLC	Delaware
Sand Solar, LLC	Delaware
SCDA Solar 1, LLC	Delaware
SCWFD Energy, LLC	Arizona
Sherbino I Wind Farm LLC	Delaware
Silver Lake Acres Wind Farm, LLC	Iowa
SJA Solar LLC	Delaware
Sleeping Bear, LLC	Delaware
Solar Flagstaff One LLC	Delaware
Solar Partners I, LLC	Delaware
Solar Partners II, LLC	Delaware
Solar Partners VIII, LLC	Delaware
Solar Power Partners, Inc.	Delaware
Solar Pure Energies ULC	Nova Scotia
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
Somerset Wind, LLC	Delaware

South Texas Wind, LLC	Delaware
South Trent Wind LLC	Delaware
Spanish Fork Wind Park 2, LLC	Utah
Spanish Town Estate Solar 1 LLC	Delaware
SPP AMCo, LLC	Delaware
SPP Asset Holdings, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP Galaxy, Inc.	Delaware
SPP Lease Holdings, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
Spring Canyon Energy II LLC	Delaware
Spring Canyon Energy III LLC	Delaware
Spring Canyon Expansion Class B Holdings LLC	Delaware
Spring Canyon Expansion Holdings LLC	Delaware
Spring Canyon Expansion LLC	Delaware
Spring Canyon Interconnection LLC	Delaware
Spring Street Solar 1, LLC	Delaware
Stafford St Solar 1, LLC	Delaware
Stafford St Solar 2, LLC	Delaware
Stafford St Solar 3, LLC	Delaware
Station A LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Steel Bridge Solar, LLC	Delaware
Sun City Project LLC	Delaware
Sunora Energy Construction Holdings LLC	Delaware
Sunora Energy PR LLC	Delaware
Sunora Energy Solutions Holdings LLC	Delaware
Sunora Energy Solutions I LLC	Delaware
Sunora PA Construction Services LLC	Delaware
Sunrise Power Company, LLC	Delaware
Sunrise View Wind Farm, LLC	Iowa
Sunset View Wind Farm, LLC	Iowa
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Sutton Wind Energy, LLC	Iowa
TA- High Desert, LLC	California
Tacoma Energy Recovery Company	Delaware
Taloga Wind II, LLC	Oklahoma
Taloga Wind, L.L.C.	Oklahoma
Tapestry Wind, LLC	Delaware
TCV Pipeline, LLC	Delaware
Texas Coastal Ventures, LLC	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Services, LP	Texas
Topeka Solar 1, LLC	Delaware

TOS Solar 1, LLC	Delaware
TOS Solar 2, LLC	Delaware
TOS Solar 4, LLC	Delaware
TOS Solar 5, LLC	Delaware
Tower of Power, LLC	Minnesota
Tully Farms Solar 1, LLC	Delaware
UB Fuel Cell, LLC	Connecticut
US Retailers LLC	Delaware
Vail Energy, LLC	Arizona
Valle Del Sol Energy, LLC	Delaware
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
Viento Funding II, LLC	Delaware
Viento Funding, LLC	Delaware
Virgin Lake Wind Farm, LLC	Iowa
Wabasha Holdco LLC	Delaware
Waipio Land Holdings, LLC	Delaware
Waipio PV, LLC	Delaware
Walnut Creek Energy, LLC	Delaware
Waterford Holdco LLC	Delaware
Watson Cogeneration Company	California
WCEP Holdings, LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
Webster Holdco LLC	Delaware
Welawela Land Holdings, LLC	Delaware
Welawela Solar Holdings, LLC	Delaware
Welawela Solar, LLC	Delaware
West Coast Power LLC	Delaware
West Transmission One, LLC	Delaware
Wildcat Energy, LLC	Arizona
Wildorado Interconnect, LLC	Texas
Wildorado Wind, LLC	Texas
Wind Family Turbine, LLC	Iowa
WSD Solar Holdings, LLC	Delaware
Zontos Wind, LLC	Iowa